                                                                  EXHIBIT 99.2


 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.


 Prepared:   10/16/96
                        GREENWICH CAPITAL MARKETS, INC.
                             Preliminary Term Sheet

                                 $310,000,000
                       IMC Home Equity Loan Trust 1996-4
     Fixed Rate Home Equity Loan Asset Backed Certificates, Series 1996-4

Bond Structure:                                                      Ratings:  "Aaa" / "AAA" by MDY/S&P(5)
--------------------------------------------------------------------------------------------------------------------------
                             Principal           WAL(3)                Payment Window (Maturity)               Legal
Class(1)    Coupon(2)         Amount          (Mat./Call)         Start          Last         Window(4)        Final
--------------------------------------------------------------------------------------------------------------------------
A-1           fixed       $[118,581,000]       [0.90 yr]        [11/25/96]     [7/25/98]      [21] mos      [7/25/2011]
A-2           fixed        $[38,688,000]       [2.10 yr]        [7/25/98]      [4/25/99]      [10] mos      [7/25/2011]
A-3           fixed        $[59,484,000]       [3.20 yr]        [4/25/99]     [11/25/2000]    [20] mos      [7/25/2011]
A-4           fixed        $[50,802,000]       [5.20 yr]       [11/25/2000]   [6/25/2003]     [32] mos      [9/25/2014]
A-5           fixed        $[16,927,000]       [7.40 yr]       [6/25/2003]    [1/25/2005]     [20] mos      [8/25/2019]
A-6           fixed        $[25,518,000]       [10.77 yr]      [1/25/2005]    [7/25/2011]     [79] mos      [3/25/2026]
---------- ------------- ------------------ ----------------- -------------- -------------- -------------- ---------------
Total                      $310,000,000
---------- ------------- ------------------ ----------------- -------------- -------------- -------------- ---------------

Notes:
(1)   Principal Payment Structure:  Sequential Pay.

(2) Payable monthly starting 11/25/96. Fixed Pass Through Rates (30/360) with accrued from 10/1/96.

(3) Prepayment Assumption: 4.0% CPR ramping to 25% CPR by month 12 (4% CPR in month 1, and an additional 1.909%-precisely 21%/11 per annum in each month thereafter until month 12; on and thereafter, 25% CPR.)


(4) Total number of months during which tranches receive principal payments at the pricing speed (see note 3.) including first and last payment.

(5) Ratings, which are a condition to issuance, are based on a 100% surety wrap provided by Financial Security Assurance Inc. ("FSA").


Underwriters:           Bear, Stearns & Co. Inc. (Books)
                        Greenwich Capital Markets, Inc.
                        Nomura Securities International, Inc.

Sponsor and Servicer:   Industry Mortgage Company, L.P.

Depositor:              IMC Securities, Inc.

Originator:             Industry Mortgage Company, L.P

Trustee: The Chase Manhattan Bank, a New York banking corporation.

Registration:           The Certificates will be available in book-entry form
                        through DTC, Cedel and Euroclear.

Cut-off Date:           October [1], 1996

Pricing Date:           October [17], 1996

Settlement Date:        October [24], 1996

Distribution Dates:     [25]th day of each month (or the next succeeding
                        business day), beginning November [25], 1996.

Credit Enhancement:     Overcollateralization and a 100% surety wrap to be
                        provided by Financial Security Assurance Inc.

ERISA Eligibility:      The Certificates will be ERISA eligible.

SMMEA Treatment:        The Certificates will not constitute "mortgage related
                        securities" for purposes of SMMEA.

Optional Termination:   10% optional clean-up call (outstanding pool balance is
                        less than 10% of the initial Mortgage Loans).

Mortgage Loans:         Fixed rate closed-end home equity mortgage loans.

Pre-Funding:            Less than $100,000.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

Industry Mortgage Company, L.P.

The Seller and Servicer, Industry Mortgage Company, L.P. ("IMC") is a Delaware limited partnership. The general partner of IMC is Industry Mortgage Corporation, a Delaware corporation, which is a subsidiary of IMC Mortgage Company and an affiliate of IMC Securities, Inc. (the "Depositor"). IMC Mortgage Company completed a public offering of certain shares of its common stock on June 25, 1996. The principal executive offices of IMC are located at 3450 Buschwood Park Drive, Suite 250, Tampa, Florida 33618.

IMC is a specialized consumer finance company engaged in originating, purchasing, servicing and selling home equity loans secured primarily by first liens on one- to four-family residential properties. The Company focuses on lending to individuals whose borrowing needs are generally not being served by traditional financial institutions due to such individuals' impaired credit profiles and other factors. Loan proceeds typically are used by IMC's borrowers for a variety of purposes such as to consolidate debt, to finance home improvements and to pay educational expenses.

IMC was formed in 1993 by a team of executives experienced in the non-conforming home equity loan industry. IMC was originally structured as a partnership, with the limited partners consisting of correspondents and other originators of home equity loans (the "Industry Partners") and certain members of management.

IMC purchases and originates home equity loans through a diversified network of correspondents, which includes the Industry Partners and mortgage loan brokers. IMC also originates loans on a retail basis through its recently initiated direct consumer lending effort. Since its inception in August, 1993, IMC has experienced considerable growth in loan production. IMC's network of correspondents accounted for over 80% of IMC's loan production, with the largest correspondent contributing between 7% and 10% of total loan production.

IMC Home Equity Loan Trust 1996-4
Information Relating to the Certificates


TRANSACTION SUMMARY (a), (b)
--------------------------------------------------------------------------------------------------------------------
                                               Estimated     Estimated    Estimated    Estimated
                                                  WAL        Modified     Principal    Principal       Expected
                   Approximate                to Maturity    Duration      Lockout       Window         Ratings
  Certificate          Size        Coupon       (years)       (years)     (months)      (months)     (Moody's/S&P)
--------------------------------------------------------------------------------------------------------------------
Class A-1          $[118,581,000]   Fixed         [0.90]       [0.85]       [none]          [21]        Aaa/AAA (b)
Class A-2          $ [38,688,000]   Fixed         [2.10]       [1.90]         [20]          [10]        Aaa/AAA (b)
Class A-3          $ [59,484,000]   Fixed         [3.20]       [2.79]         [29]          [20]        Aaa/AAA (b)
Class A-4          $ [50,802,000]   Fixed         [5.20]       [4.20]         [48]          [32]        Aaa/AAA (b)
Class A-5          $ [16,927,000]   Fixed         [7.40]       [5.49]         [79]          [20]        Aaa/AAA (b)
Class A-6          $ [25,518,000]   Fixed        [10.77]       [7.03]         [98]          [79]        Aaa/AAA (b)
--------------------------------------------------------------------------------------------------------------------

Notes:   (a)      100% Prepayment Assumption: 4.0% CPR in month 1, and an
                  additional 1.909% per annum in each month thereafter until month 12. On and after month 12, 25% CPR.


         (b)      FSA surety bond.

Class A-1 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%      12.5%      18.75%        25%      31.25%       37.5%
------------------------------------------------------------------------------------------------------------
Average Life (years)                         8.68       1.56        1.13       0.90        0.76        0.66
Modified Duration (years)                    6.01       1.42        1.05       0.85        0.72        0.63
First Principal Payment                  11/25/96   11/25/96    11/25/96   11/25/96    11/25/96    11/25/96
Last Principal Payment                    7/25/11    1/25/00     1/25/99    7/25/98     3/25/98     1/25/98
Principal Lockout (months)                   none       none        none       none        none        none
Principal Window (months)                     177         39          27         21          17          15
Illustrative Yield @ Par (30/360)          6.659%     6.421%      6.311%     6.209%      6.115%      6.027%
------------------------------------------------------------------------------------------------------------

Class A-2 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%

Ramp to                                        0%      12.5%      18.75%        25%      31.25%       37.5%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.75       3.94        2.74       2.10        1.70        1.43
Modified Duration (years)                    9.14       3.36        2.43       1.90        1.56        1.32
First Principal Payment                   7/25/11    1/25/00     1/25/99    7/25/98     3/25/98     1/25/98
Last Principal Payment                    7/25/11    6/25/01     1/25/00    4/25/99    10/25/98     6/25/98
Principal Lockout (months)                    176         38          26         20          16          14
Principal Window (months)                       1         18          13         10           8           6
Illustrative Yield @ Par (30/360)          6.705%     6.621%      6.571%     6.520%      6.469%      6.418%
------------------------------------------------------------------------------------------------------------




                        Greenwich Capital Markets, Inc.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

IMC Home Equity Loan Trust 1996-4
Information Relating to the Certificates

Class A-3 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%      12.5%      18.75%        25%      31.25%       37.5%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.75       6.16        4.23       3.20        2.56        2.12
Modified Duration (years)                    9.04       4.86        3.56       2.79        2.28        1.91
First Principal Payment                   7/25/11    6/25/01     1/25/00    4/25/99    10/25/98     6/25/98
Last Principal Payment                    7/25/11    8/25/04     3/25/02   11/25/00     1/25/00     6/25/99
Principal Lockout (months)                    176         55          38         29          23          19
Principal Window (months)                       1         39          27         20          16          13
Illustrative Yield @ Par (30/360)          6.867%     6.824%      6.790%     6.755%      6.718%      6.680%
------------------------------------------------------------------------------------------------------------

Class A-4 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%      12.5%      18.75%        25%      31.25%       37.5%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        15.20       9.96        6.92       5.20        4.11        3.37
Modified Duration (years)                    9.00       6.89        5.28       4.20        3.45        2.90
First Principal Payment                   7/25/11    8/25/04     3/25/02   11/25/00     1/25/00     6/25/99
Last Principal Payment                    9/25/14    5/25/09     8/25/05    6/25/03     1/25/02     1/25/01
Principal Lockout (months)                    176         93          64         48          38          31
Principal Window (months)                      39         58          42         32          25          20
Illustrative Yield @ Par (30/360)          7.194%     7.178%      7.157%     7.134%      7.109%      7.083%
------------------------------------------------------------------------------------------------------------

Class A-5 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%      12.5%      18.75%        25%      31.25%       37.5%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        19.83      13.78        9.81       7.40        5.84        4.77
Modified Duration (years)                    9.96       8.30        6.71       5.49        4.57        3.87
First Principal Payment                   9/25/14    5/25/09     8/25/05    6/25/03     1/25/02     1/25/01
Last Principal Payment                    8/25/19    7/25/11     9/25/07    1/25/05     4/25/03     2/25/02

Principal Lockout (months)                    214        150         105         79          62          50
Principal Window (months)                      60         27          26         20          16          14
Illustrative Yield @ Par (30/360)          7.619%     7.609%      7.595%     7.578%      7.560%      7.540%
------------------------------------------------------------------------------------------------------------



                        Greenwich Capital Markets, Inc.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

IMC Home Equity Loan Trust 1996-4
Information Relating to the Certificates

Class A-6 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%      12.5%      18.75%        25%      31.25%       37.5%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        26.55      15.51       13.37      10.77        8.60        7.01
Modified Duration (years)                   10.96       8.75        8.06       7.03        6.03        5.20
First Principal Payment                   8/25/19    7/25/11     9/25/07    1/25/05     4/25/03     2/25/02
Last Principal Payment                    3/25/26   12/25/18    10/25/13    7/25/11     4/25/10    11/25/07
Principal Lockout (months)                    273        176         130         98          77          63
Principal Window (months)                      80         90          74         79          85          70
Illustrative Yield @ Par (30/360)          7.778%     7.766%      7.761%     7.752%      7.740%      7.726%
------------------------------------------------------------------------------------------------------------

Class A-5 (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%        50%        75%       100%       125%       150%
Ramp to                                           0%      12.5%     18.75%        25%     31.25%      37.5%
------------------------------------------------------------------------------------------------------------
Average Life (years)                           19.64      13.73       9.75       7.35       5.80       4.74
Modified Duration (years)                       9.93       8.28       6.68       5.46       4.55       3.86
First Principal Payment                      9/25/14    5/25/09    8/25/05    6/25/03    1/25/02    1/25/01
Last Principal Payment                      12/25/17    4/25/11    3/25/07    8/25/04   12/25/02   11/25/01
Principal Lockout (months)                       214        150        105         79         62         50
Principal Window (months)                         40         24         20         15         12         11
Illustrative Yield @ Par (30/360)             7.619%     7.609%     7.595%     7.578%     7.559%     7.540%
------------------------------------------------------------------------------------------------------------

Class A-6 (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%      12.5%      18.75%        25%      31.25%       37.5%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        21.17      14.50       10.42       7.84        6.17        5.09
Modified Duration (years)                   10.13       8.47        6.94       5.69        4.75        4.07
First Principal Payment                  12/25/17    4/25/11     3/25/07    8/25/04    12/25/02    11/25/01
Last Principal Payment                   12/25/17    4/25/11     3/25/07    8/25/04    12/25/02    11/25/01

Principal Lockout (months)                    253        173         124         93          73          60
Principal Window (months)                       1          1           1          1           1           1
Illustrative Yield @ Par (30/360)          7.774%     7.764%      7.751%     7.735%      7.717%      7.699%
------------------------------------------------------------------------------------------------------------




                        Greenwich Capital Markets, Inc.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

IMC Home Equity Loan Trust 1996-4
Information Relating to the Certificates

                         Fixed Rate Home Equity Loans
  Preliminary characteristics of the Initial Home Equity Loans as of 10/1/96

  Total Outstanding Loan Balance:  $310 MM (approximate)
       Balloon (% of Total):        55.43%
       Level Pay (% of Total):      44.57%
  Average Loan Principal Balance:  $59,172          ($4,986 to $519,163)
  Weighted Average CLTV:             72.88%         (1.90% to 100.00%)
  % of Pool with LTVs > 85%:          6.01%
  Weighted Average Coupon:         11.977%          (8.000% to 22.000%)
  Weighted Average Remaining Term
    to Maturity (months):              210          (8 to 360)
  Weighted Average Seasoning
    (months):                            4          (0 to 124)
  Weighted Average Original
    Term (months):                     213          (36 to 360)

  Range of Original Terms:         Level Pay           Balloons
                              -----------------  -----------------
                               36 - 60:   0.22%   36 -  60:  0.69%
                               61 - 120:  1.74%   61 - 120:  0.08%
                              121 - 180: 15.05%  121 - 180  54.64%
                              181 - 240: 12.12%  181 - 240:  0.02%
                              241 - 300:  0.03%  241 - 300:  0.00%
                              301 - 360: 15.40%  301 - 360:  0.004%

  Lien Position:             1st Lien:  89.60%
                             2nd Lien:  10.40%
  Property Type:

               Single Family Detached:  89.95%
                   Two to Four Family:   5.05%
               Single Family Attached:   2.12%
               Condominium /Townhouse:   2.12%
                                Other:   0.76%
  Occupancy Status:
                       Owner Occupied:  92.67%
                   Non-Owner Occupied:   7.33%

  Geographic Distribution:                 NY:  11.66%  FL:  7.46%
  (states not listed individually          MD:   9.74%  OH:  5.56%
  account for less than 5.00% of the       MI:   7.95%
  Pool Balance)                            NJ:   7.83%



  Credit Quality:                           A:     41%
  (per IMC's guidelines)                    B:     29%
                                            C:     23%
                                            D:      7%


          The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement.

                        Greenwich Capital Markets, Inc.

    This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.